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                                                                  EXHIBIT 10.5.1
                                                                  --------------
                             AMENDMENT TO AGREEMENT

     The following provisions are hereby incorporated into, and are hereby made a part of, that certain Independent Consultant Services Agreement dated September 1, 2001 (the "Agreement") between EssTec, Inc., a Nevada corporation ("EssTec") and Red Sea , Ltd. ("Consultant") and such provisions shall be effective as of September 1, 2002 (the "Effective Date"). All capitalized terms in this Amendment, to the extent not otherwise defined herein, shall have the meanings assigned to such terms in the Agreement.

1. EssTec has agreed to amend Exhibit A of the agreement as follows. Therefore, Exhibit A of the Agreement is hereby amended to read as follows:
The Consultant shall perform the following services under its consulting agreement with EssTec date on 1st September, 2001

ACQUISITION STRATEGY
-    Develop acquisition strategy
- Perform due diligence on potential partners and acquisition targets, ranging from a general assessment of potential partners to detailed due diligence (financial and operations analyses, cultural and strategic direct fit, etc.)
- Close atleast one acquisition within the 180 days of the Initial Public Offering of the EssTec's stock.

DEVELOP ALLIANCE
-    Develop alliance strategy.
- Develop strategic value preposition and positioning documentation for each potential partner.
- Evaluate the proposed structure and consideration for any relationship, and conduct such other analyses and investigations as necessary.
- Close at least one alliance within the 180 days of the Initial Public Offering of the EssTec's stock.

BUSINESS DEVELOPMENT
-    Develop pipeline of prospective customers.
-    Help EssTec in closure of sales.
- Develop penetration strategy of EssTec's Services in identified markets for EssTec's expansions.
- Establish EssTec's presence in atleast one new market within one year from the Initial Public Offering of the EssTec's stocks.


                           [SIGNATURE PAGE FOLLOWS]

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     IN  WITNESS  WHEREOF,  EssTec  has  caused  this  Amendment  to Independent
Consultant Services Agreement to be duly executed and delivered as of the Effective Date.

                                             EssTec:

                                             ESSTEC,  INC.,
                                             a  Nevada  corporation



                                             /s/  Abdul  Saquib
                                             ----------------------------
                                             BY:  Abdul  Latif  Saquib
                                             ITS:  VP  Operations

                                             CONSULTANT:

                                             RED  SEA,  LTD.



                                             /s/  Khalid  El-Saadi
                                             ---------------------------
                                             BY:  Khalid  El-Saadi
                                             ITS:  Director



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